UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2026
___________________________________________

SHOULDER INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42771	27-0538764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1535 Steele Avenue SW, Suite B Grand Rapids, Michigan		49507
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (616) 294-1026
Not Applicable
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 26, 2026, Shoulder Innovations, Inc., a Delaware corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2026. There were 16,424,584 shares of common stock, $0.001 par value per share (the “Common Stock”) present at the Annual Meeting, online or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Common Stock represented one vote.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect two Class I directors, each to serve a three-year term until the 2029 Annual Meeting of Stockholders and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal; and
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert Ball	10,576,791	4,236,696	1,611,097
Andrew Hykes	14,812,410	1,077	1,611,097
Robert Ball and Andrew Hykes were elected as Class I directors to serve until the 2029 Annual Meeting of Stockholders, and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
16,415,933	2	8,649
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. There were no broker non-votes on this matter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2026	SHOULDER INNOVATIONS, INC. (Registrant)

/s/ Jeffrey Points
Jeffrey Points
Chief Financial Officer
3